UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 31, 2007

ST. LAWRENCE SEAWAY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02040	35-1038443

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID Number)

200 Connecticut Avenue Norwalk, Connecticut 06854

(Address of Principal Executive Offices)

Registrant's telephone number, including area code:	(203) 853-8700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 4.01.	CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        On December 31, 2007, St. Lawrence Seaway Corporation (the “Company”) accepted the resignation of its previous independent accountants, Mahoney, Sabol & Company, LLP (the “Previous Accountants”), and on January 2, 2008, engaged Braver, P.C. (the “New Accountants”) as the Company’s new principal independent registered public accounting firm to audit its financial statements for the fiscal year ended March 31, 2008.

        The reports of the Previous Accountants on the Company’s financial statements for each of the Company’s fiscal years ended March 31, 2006 and 2007 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty (except for a going concern uncertainty), audit scope or accounting principles.

        The decision to change independent accountants was approved by the Board of Directors of the Company.

        During the period from April 1, 2006 through December 31, 2007, no events described in Item 304(a)(1)(iv) of Regulation S-B promulgated by the Securities and Exchange Commission occurred with respect to the Company.

        During the fiscal years ended March 31, 2007 and 2006, and through December 31, 2007, the Company had no disagreement with the Previous Accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the Previous Accountants, would have caused the Previous Accountants to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such fiscal periods.

        The Company provided the Previous Accountants with a copy of the foregoing disclosures. Attached hereto as Exhibit 16.1 is a copy of the Previous Accountant’s letter dated January 2, 2008, stating its agreement with such statements.

        During the period from April 1, 2006 through December 31, 2007, the Company did not consult with the New Accountants regarding (1) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered with respect to the Company’s financial statements for which advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (2) any matter that was either the subject of a “disagreement” or a response to Items 304(a)(1)(iv) of Regulation S-B.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

The following exhibit is filed herewith:

Exhibit 16.1	Letter from Mahoney, Sabol & Company, LLP. to the Securities and Exchange Commission, dated January 2, 2008.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

St. Lawrence Seaway Corporation

By: /s/ Bernard Zimmerman

Bernard Zimmerman
President and Treasurer

Dated: January 4, 2008